                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2004

A I M CAPITAL MANAGEMENT, INC. ("AIM") - Aggressive Growth Trust

The following portfolio manager change has been made to the Aggressive Growth
Trust:

Ryan Crane is no longer a portfolio manager of the Aggressive Growth Trust. Karl Farmer and Jay Rushkin will continue to manage the portfolio along with Juliet Ellis and Juan Hartsfield.

Ms. Ellis has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, Ms. Ellis was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JP Morgan Fleming Asset Management.

Mr. Hartsfield has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, Mr. Hartsfield was a co-portfolio manager with JP Morgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

DEUTSCHE ASSET MANAGEMENT, INC. ("DEAM") - Real Estate Securities Trust

The following portfolio manager change has been made to the Real Estate Securities Trust:

John W. Vojticek, a former portfolio manager of the Real Estate Securities Trust, will be joining Karen J. Knudson, John F. Robertson, Jerry W. Ehlinger and Mark D. Zeisloft as a portfolio manager of the Real Estate Securities Trust at the end of September, 2004.

Mr. Vojticek has 8 years of investment experience in the real estate securities area as a trader, analyst and portfolio manager. Prior to rejoining DeAM in September, 2004, Mr. Vojticek spent 6 months at K.G. Redding and Associates as a real estate securities manager. Prior to working at K.G. Redding and Associates, Mr. Vojticek was employed at DeAM in various capacities in the real estate securities area including as a trader and as an analyst.

MFS INVESTMENT MANAGEMENT ("MFS") - Strategic Value Trust

The following portfolio manager change has been made to the Strategic Value
Trust:

Katrina Mead and Alan T. Langsner have joined Kenneth Enright in the management of the Strategic Value Trust. Ms. Mead, CFA, Vice President and portfolio manager, has been with MFS since 1997. Ms. Mead received a MBA from the University of Pennsylvania and a BS from Villanova University. Mr. Langsner, Vice President and portfolio manager, has been with MFS since 1999. Mr. Langsner received a MBA from the University of Chicago and a BS from the University of Miami.

MFS INVESTMENT MANAGEMENT ("MFS") - Strategic Growth Trust

The following portfolio manager change has been made to the Strategic Growth
Trust:

Margaret W. Adams has joined S. Irfan Ali in the management of the Strategic Growth Trust. Ms. Adams, Vice President and portfolio manager, has been with MFS since 2000. Prior to joining MFS she was a portfolio manager for J.P. Morgan, Inc. for ten years. Ms. Adams received a MPPM from Yale University and a AB from Brown University.

INTERNATIONAL INDEX TRUST

On June 18, 2004 the shareholders of the International Index Trust approved an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets, subject to all of the liabilities, of the International Index Trust by and in exchange for Series I and Series II shares of the International Equity Index Fund, a separate series of the John Hancock Variable Series Trust I. This transaction was effected immediately after the close of business on June 18, 2004.

ADVISORY FEE WAIVER

The first two paragraphs under "Advisory Arrangements - Advisory Fee Waivers" and footnote (c) under "Fees and Expenses of Each Portfolio - Trust Annual Expenses" are amended and restated as follows:

      The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, the Blue Chip Growth Trust and the Equity-Income Trust. The waiver is based on the combined assets of these portfolios as well as another Trust portfolio. This voluntary fee waiver may be terminated at any time by the Adviser.

      The percentage fee reduction for each asset level is as follows:

COMBINED ASSET LEVELS                                         FEE REDUCTION
---------------------                                     ---------------------
                                                           (AS A PERCENTAGE OF
                                                            THE ADVISORY FEE)
First $750 million..................................         0.00%
Between $750 million and $1.5 billion...............          5.0%
Between $1.5 billion and $3.0 billion...............          7.5%
Over $3.0 billion...................................           10%

DEUTSCHE ASSET MANAGEMENT, INC. ("DEAM") - Dynamic Growth Trust

The following portfolio manager change will occur effective July 1, 2004 for the Dynamic Growth Trust which is subadvised by DeAM:

Audrey Jones is retiring on June 30, 2004. On July 1, 2004 Samuel A. Dedio and Robert S. Janis will become co-lead portfolio managers of the Dynamic Growth Trust. Samuel Dedio is a Managing Director of DeAM and joined DeAM in 1999. Prior to joining DeAM, he served as an analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor's Corp. Robert Janis is a Managing Director of DeAM and joined DeAM in 2004. Prior to joining DeAM, he served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor Warburg Pincus Asset Management).

DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LTD ("DEAMIS ") - International Stock Trust

The following portfolio manager changes have been made to the International Stock Trust:

Matthias Knerr, CFA, Director of DeAMIS, and portfolio manager, and Sangita Uberoi, CFA, Director of DeAMIS, and portfolio manager, are taking over portfolio management duties on the International Stock Trust from Marc Slendebroek and Stuart Kirk. Clare Gray and Alex Tedder will remain as members of the portfolio management team for the International Stock Trust. Mr. Knerr joined DeAMIS in 1995 and received a BS from Pennsylvania State University. Ms. Uberoi joined DeAMIS in 1994 and received a BA from Tufts University.

SALOMON BROTHERS ASSET MANAGEMENT INC ("SABAM") - Special Value Trust

The following portfolio manager change has been made to the Special Value Trust:

Thomas B. Driscoll no longer serves as a portfolio manager to the Special Value Trust. Peter J. Hable will be the sole portfolio manager for this portfolio.

                THE DATE OF THIS SUPPLEMENT IS SEPTEMBER 24, 2004

MITSUPP092404


                                       3